                                                                  Exhibit 4.5(a)



                                 AMENDMENT NO. 1

     This Amendment No. 1 dated as of April 30, 2003 ("Amendment") is among LYONDELL-CITGO Refining LP, a Delaware limited partnership (the "Borrower"), and the lenders listed on the signature pages to this Amendment ("Lenders").

     Subject to the terms of this Amendment, the Borrower and the Lenders executing this Amendment hereby agree as follows:

                                  INTRODUCTION

     A. The Borrower, Credit Suisse First Boston, as administrative agent for the Lenders ("Agent"), and the Lenders are parties to the Term Credit Agreement dated as of December 10, 2002 (the "Credit Agreement").

     B. When calculating Consolidated Net Worth, the Borrower and the Lenders intended that, if the amount of distributions required to be paid under Section 7.4(A) of the Partnership Agreement is less than distributions payable to partners (as indicated on the Company's balance sheet) as of the date of any balance sheet, then the amount of distributions payable to partners is limited to the amount of distributions required to be paid on such date.

     C. Therefore, neither the Borrower nor the Lenders intended that PDVSA's delayed billing for crude oil deliveries to the Borrower would result in an increase in distributions payable to partners and a corresponding reduction in net worth for purposes of determining Consolidated Net Worth.

     D. Solely for the purposes of avoiding doubt and clarifying the intent of the parties as described in the foregoing paragraphs B and C, the Borrower and the Lenders desire to enter into this Amendment.

     Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2. Amendment. Section 1.01 of the Credit Agreement is amended by substituting the following for the last sentence in the definition of "Consolidated Net Worth":

     When calculating Consolidated Net Worth, if the amount of distributions required to be paid under Section 7.4(A) of the Partnership Agreement as of the date of any balance sheet is less than distributions payable to partners (as indicated on the Borrower's balance sheet) as of the date of such balance sheet, then the amount of distributions payable to partners included in the liabilities of the Borrower as of such date shall be limited to the amount of distributions required to be paid under Section 7.4(A) of the Partnership Agreement as of such date.

     Section 3. Effectiveness. This Amendment shall become effective as of the date of this Amendment, and the Credit Agreement shall be amended as provided in this Amendment,

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when (a) the Borrower shall have delivered duly and validly executed originals of this Amendment to the Agent, (b) the Required Lenders shall have executed and delivered this Amendment to the Agent and the Borrower, and (c) the Borrower shall have paid to the Agent for the ratable benefit of the Lenders any work fees payable in connection with this Amendment.

     Section 4. Effect on Loan Documents.

     (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or Lenders' rights under the Loan Documents, as amended.

     (b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

     Section 5. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.


         [The remainder of this page has been left blank intentionally.]

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         EXECUTED to be effective as of the date first above written.

                                   LYONDELL-CITGO REFINING LP


                                   By:  \s\ James W. Branch
                                      ------------------------------------------
                                   Name:  James W. Branch
                                   Title: Vice President and General Manager



                                   CREDIT SUISSE FIRST BOSTON


                                   By:  \s\ Lauri Sivaslian
                                      ------------------------------------------
                                   Name:  Lauri Sivaslian
                                   Title: Managing Director

                                   By:  \s\ James Moran
                                      ------------------------------------------
                                   Name:  James Moran
                                   Title: Director

                                   BANK OF AMERICA, N.A.


                                   By:  \s\ Michael Dillon
                                      ------------------------------------------
                                   Name:  Michael Dillon
                                   Title: Managing Director

                                   WESTLB AG, NEW YORK BRANCH


                                   By:  \s\ Salvatore Battinelli
                                      ------------------------------------------
                                   Name:  Salvatore Battinelli
                                   Title: Managing Director, Credit Department


                                   By:  \s\ Daniel Hitchcock
                                      ------------------------------------------
                                   Name:  Daniel Hitchcock
                                   Title: Associate Director

                                   SUNTRUST BANK


                                   By: \s\ Mary-Crawford Dixon
                                      ------------------------------------------
                                   Name:  Mary-Crawford Dixon
                                   Title: Vice President

                                   FORTIS CAPITAL CORP


                                   By:  \s\ Christopher S. Parada
                                      ------------------------------------------
                                   Name:  Christopher S. Parada
                                   Title: Vice President

                                   By:  \s\ Darrell W. Holley
                                        ----------------------------------------
                                   Name:  Darrell W. Holley
                                   Title: Managing Director

                                   BANK OF OKLAHOMA N.A.


                                   By:  \s\ Robert D. Mattax
                                      ------------------------------------------
                                   Name:  Robert D. Mattax
                                   Title: Senior Vice President

                                   FLEET NATIONAL BANK


                                   By:  \s\ Robert D. Valbona
                                      ------------------------------------------
                                   Name:  Robert D. Valbona
                                   Title: Director

                                   THE BANK OF NOVA SCOTIA

                                   By:  \s\ Vicki Gibson
                                       -----------------------------------------
                                   Name:  Vicki Gibson
                                   Title: Assistant Agent

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:  \s\ Olivier Audemard
                                      ------------------------------------------
                                   Name:  Olivier Audemard
                                   Title: Senior Vice President

                                   NATEXIS BANQUES POPULAIRES


                                   By:  \s\ Daniel Payer
                                      ------------------------------------------
                                   Name:  Daniel Payer
                                   Title: Vice President

                                   By:  \s\ Louis P. Laville, II
                                        ------------------------
                                   Name:  Louis P. Laville, III
                                   Title: Vice President and Group Manager


                                   ARAB BANKING CORPORATION


                                   By:  \s\ Robert J. Ivosevich
                                      ------------------------------------------
                                   Name:  Robert J. Ivosevich
                                   Title: Deputy General Manager

                                   BANK OF SCOTLAND


                                   By:  \s\ Annie Glynn
                                      ------------------------------------------
                                   Name:  Annie Glynn
                                   Title: Senior Vice President

                                   BANK ONE, NA


                                   By:  \s\ Daniel A. Davis
                                      ------------------------------------------
                                   Name:  Daniel A. Davis
                                   Title: Director

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                                   JPMORGAN CHASE BANK


                                   By:  \s\ Robert C. Mertensotto
                                      ------------------------------------------
                                   Name:  Robert C. Mertensotto
                                   Title: Managing Director

                                   AIB DEBT MANAGEMENT LIMITED


                                   By:  \s\ Vaughn Buck
                                      ------------------------------------------
                                   Name:  Vaughn Buck
                                   Title: Vice President

                                   By: \s\ Aidan Lanigan
                                       -----------------------------------------
                                   Name:  Aidan Lanigan
                                   Title: Assistant Vice President

                                   A3 FUNDING LP
                                   By:  A3 Fund Management LLC,
                                        its general partner


                                   By:  \s\ Kevin Genda
                                      ------------------------------------------
                                   Name:  Kevin Genda
                                   Title: Vice President

                                   ABLECO FINANCE LLC


                                   By:  \s\ Kevin Genda
                                      ------------------------------------------
                                   Name:  Kevin Genda
                                   Title: Senior Vice President

                                   GALAXY CLO 1999-1, LTD


                                   By:  \s\ W. Jeffrey Baxter
                                       -----------------------------------------
                                   Name:  W. Jeffrey Baxter
                                   Title: Authorized Agent

                                   GALAXY CLO 2003-1 LTD


                                   By:  \s\ John F. Burker
                                       -----------------------------------------
                                   Name:  John F. Burke
                                   Title: Authorized Signatory

                                   HAMILTON CDO, LTD
                                   By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                   By:  \s\ Christopher A. Bondy
                                       -----------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   KBC BANK NV


                                   By:  \s\ Suzana Bacvanovic
                                       -----------------------------------------
                                   Name:  Suzana Bacvanovic
                                   Title: Associate

                                   By: \s\ Wim Berbraeken
                                       -----------------------------------------
                                   Name:  Wim Verbraeken
                                   Title: Head of Project Finance

                                   KZH RIVERSIDE LLC


                                   By:  \s\ Susan Lee
                                      ------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                   KZH SOLEIL LLC

                                   By:  \s\ Susan Lee
                                      ------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                   KZH SOLEIL-2 LLC

                                   By:  \s\ Susan Lee
                                      ------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                   STANFIELD ARBITRAGE CDO, LTD
                                   By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   STANFIELD CARRERA CLO, LTD

                                   By:  Stanfield Capital Partners LLC
                                        as its Asset Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   STANFIELD CLO, LTD
                                   By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   STANFIELD QUATTRO CLO, LTD
                                   By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   STANFIELD/RMF TRANSATLANTIC CDO, LTD
                                   By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner

                                   SUNAMERICA LIFE INSURANCE CO


                                   By:  \s\ W. Jeffrey Baxter
                                      ------------------------------------------
                                   Name:  W. Jeffrey Baxter
                                   Title: Authorized Agent

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                                   VAN KAMPEN PRIME RATE INCOME TRUST

                                   By:  Van Kampen Investment Advisory Corp.


                                        By:  \s\ Christina Jamieson
                                             -----------------------------------
                                        Name:  Christina Jamieson
                                        Title: Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST

                                   By:  Van Kampen Investment Advisory Corp.


                                        By: \s\ Christina Jamieson
                                            ------------------------------------
                                        Name:  Christina Jamieson
                                        Title: Vice President

                                   WINDSOR LOAN FUNDING, LIMITED
                                   By:   Stanfield Capital Partners LLC
                                         as its Investment Manager

                                   By:  \s\ Christopher A. Bondy
                                      ------------------------------------------
                                   Name:  Christopher A. Bondy
                                   Title: Partner